PAUL DAVID MAROTTA (CA State Bar No. 111812)
MEGAN JEANNE (CA State Bar No. 251294)
THE CORPORATE LAW GROUP
1342 ROLLINS ROAD
BURLINGAME, CA 94010
Telephone: (650) 227-8000
Facsimile: (650) 227-8001
Email: paul@tclg.com
megan@tclg.com

TRENT J. WADDOUPS
CARR & WADDOUPS
ATTORNEYS AT LAW, LLC
8 EAST BROADWAY, SUITE 609
SALT LAKE CITY, UTAH 84111
Telephone: (801) 363-0888
Facsimile: (801) 363-8512
Email: trent@cw-law.net

Attorneys for Defendant
MENTOR CAPITAL, INC., a Delaware corporation

UNITED STATES DISTRICT COURT FOR

THE DISTRICT OF UTAH

GENA GOLDEN, an individual and SUSAN GOLDEN, an individual, Plaintiffs, v. MENTOR CAPITAL, INC., a Delaware corporation, LABERTEW & ASSOCIATES, a Utah limited liability company, and MICHAEL L. LABERTEW, an individual, Defendants. MENTOR CAPITAL, INC., a Delaware corporation, Third-Party Plaintiff, v. RICHARD GOLDEN, an individual, and SCOTT VAN RIXEL, an individual, Third-Party Defendants.	CIVIL ACTION NO. 2:15-CV-00176-JNP-BCW Honorable Jill N. Parrish Magistrate Brooke C. Wells **MENTOR CAPITAL, INC.'S REQUEST FOR JUDICIAL NOTICE IN SUPPORT OF ITS MOTION FOR RECONSIDERATION OF THE COURT'S ORDER GRANTING PLAINTIFFS' PARTIAL MOTION FOR SUMMARY ADJUDICATION**

COMES NOW DEFENDANT MENTOR CAPITAL, INC. ("MENTOR") and respectfully requests that, pursuant to Federal Rules of Evidence 201, this Court take judicial notice of the following documents and information:

1. The judgment entered in the United States District Court for the Northern District of California matter titled, *Mentor Capital, Inc. v. Bhang Chocolate Company, Inc., et al*, Case No. 3:14-cv-03630-LB, attached hereto as Exhibit A ("Judgment"). Specifically, Mentor requests that this Court take note of the following portions of the Judgment:
    a. At Paragraph 6 on page 2, the Van Rixel Family Trust is adjudged to have purchased 105,000 shares of Mentor common stock for a purchase price of $204,750; and
    b. At Paragraph 9 on page 3, the Van Rixel Family Trust is ordered to return the 105,000 shares of Mentor common stock it purchased from Mentor in exchange for a return of the purchase price plus a pro-rata amount per share returned of the interest calculated in Paragraph 7 on page 2 of the Judgment.
    c. The stock certificates included in the Judgment include the two stock certificates currently held by Susan Golden (Certificate C-3093) and Gena Golden (Certificate C-3092).
2. The proposed judgment submitted to, and eventually entered by, the court was jointly drafted by both Mentor and defendants in that action.

DATED this 23rd day of October, 2017.

The Corporate Law Group

/s/ Megan Jeanne
Megan Jeanne (admitted *pro hac vice*)
Attorneys for Defendant Mentor Capital, Inc.

Trent J. Waddoups

CARR & WADDOUPS
ATTORNEYS AT LAW, LLC
Attorneys for Defendant Mentor Capital, Inc.

EXHIBIT A

PAUL DAVID MAROTTA (State Bar No. 111812)
MEGAN JEANNE (State Bar No. 251294)
THE CORPORATE LAW GROUP
1342 ROLLINS ROAD
BURLINGAME, CA 94010
Telephone: (650) 227-8000
Facsimile: (650) 227-8001
paul@tclg.com
megan@tclg.com

Attorneys for Plaintiff
MENTOR CAPITAL, INC.

Michael J. Low (CA State Bar No. 178517)
mlow@doylelow.com
Jaime B. Herren (CA State Bar No. 271680)
jherren@doylelow.com
DOYLE LOW LLP
3640 Mt. Diablo Blvd., Ste. 202
Lafayette, CA 94549
Telephone: (925) 295-1800
Facsimile: (925) 298-5944

Attorneys for Defendants
BHANG CORP.; SCOTT VAN RIXEL;
And WILLIAM WAGGONER

UNITED STATES DISTRICT COURT

FOR THE NORTHERN DISTRICT OF CALIFORNIA

MENTOR CAPITAL, INC., Plaintiff. v. BHANG CHOCOLATE COMPANY, INC., a Nevada corporation, BHANG CORPORATION, a Nevada corporation, SCOTT VAN RIXEL, an individual, and WILLIAM WAGGONER, an individual, Defendants.	Civil Action No. 3:14-cv-03630-LB ~~[PROPOSED]~~ **JUDGMENT**

The Parties to the above-captioned matter jointly submit this Judgment pursuant to the Court's December 20, 2016 Order Confirming Arbitral Award. On May 9, 2016 at the San

Francisco offices of the American Arbitration Association, the arbitrators the Honorable Charles B. Renfrew (retired), Thomas J. Klitgaard, and Bruce E. Methven ("Panel"), presiding. Paul David Marotta and Megan Jeanne of The Corporate Law Group appeared as attorneys for the Plaintiff. Nathan Nasson and Noah Tennyson appeared as attorneys for the Defendants.

IT IS ORDERED AND ADJUDGED THAT:

1. The Modified Partial Award issued by the Panel on October 13, 2016 is CONFIRMED.

2. The final award issued by the Panel on October 25, 2016, therein incorporating the Modified Partial Award as part of the final award, is CONFIRMED.

3. Mentor's claim for rescission is GRANTED.

4. Bhang shall pay to Mentor $1,500,000.00.

5. Bhang shall pay to Mentor pre-award interest in the amount of $381,835.62, as calculated below, for the period of time between the date of each payment up to October 13, 2016.

Date of Payment	**Amount of Payment**	**Days Before October 13, 2016**	**Interest per Day**	**Total Interest**
March 12, 2014	$500,000	946	$136.99	$129,589.04
March 21, 2014	$300,000	937	$82.19	$77,013.70
April 3, 2014	$500,000	924	$136.99	$126,575.34
May 9, 2014	$200,000	888	$54.79	$48,657.53
TOTAL	$1,500,000			**$381,835.62**

6. As the Van Rixel Family Trust paid $204,750.00 and Mr. Sellers paid $23,400.00, for purchase of 105,000 and 12,000 shares of Mentor common stock, respectively, Mentor shall return those amounts to the Van Rixel Family Trust and Mr. Sellers, respectively, plus ten percent (10%) interest from the dates of each payment to the date of the Modified Partial Award.

7. Except as adjusted pursuant to paragraph 9, below, pre-award interest to be paid to the Van Rixel Family Trust is calculated to be $52,561.85, as set forth below:

Date of Payment	**Amount of Payment**	**Days Before October 13, 2016**	**Interest per Day**	**Total Interest**
March 21, 2014	$204,750	937	$56.10	$52,561.85

8. Pre-award interest to be paid to Richard Sellers is calculated to be $6,007.07, as set

forth below:

Date of Payment	Amount of Payment	Days Before October 13, 2016	Interest per Day	Total Interest
March 21, 2014	$23,400.00	937	$6.41	$6,007.07

9. The Van Rixel Family Trust shall return the 105,000 shares of Mentor stock purchased from Mentor, represented by stock certificates C-3092, C-3093, C-3094, and C-3095, within one year of the date of this judgment with the backs of each stock certificate completed for transfer, in exchange for payment by Mentor of $257,311.85 if all 105,000 shares are returned. To the extent that cannot be done for any reason, the amounts Mentor is to pay to the Van Rixel Family Trust should be reduced, pro rata.

10. Richard Sellers shall return the 12,000 shares of Mentor stock purchased from Mentor, represented by stock certificate C-3061 within one year of the date of this judgment with the back of the stock certificate completed for transfer, in exchange for payment by Mentor of $29,407.07.

11. Mentor is awarded post-award, pre-judgment interest in the amount of $39,699.00, as calculated below, for the period of time between the date of the Modified Partial Award and the date of this judgment.

Date of Award	Amount of Payment	Days Before December 28, 2016	Interest per Day	Total Interest
October 13, 2016	$1,881,835.62	77	$515.57	$39,699.00

12. The amounts payable by Mentor to the Van Rixel Family Trust and Mr. Sellers may be offset against amounts awarded to Mentor on mutual agreement of the parties.

13. Mentor is awarded post-judgment interest at the legal rate of 10% for the period of time between the date of this judgment and the time that the judgment is satisfied in full.

14. The parties shall split 50%-50% the costs and fees of the American Arbitration Association as incurred.

15. The parties shall split 50%-50% the fees and expenses of the Panel as incurred.

16. No party was a prevailing party in this action and, therefore, no party is entitled to

attorneys' fees or costs.

17. Each party shall bear its own costs

Dated: December 29, 2016


UNITED STATES DISTRICT COURT
IT IS SO ORDERED
MODIFIED
Judge Laurel Beeler
NORTHERN DISTRICT OF CALIFORNIA

…ates Magistrate Judge

CERTIFICATE OF SERVICE

I, Megan Jeanne, counsel for the above-named Defendant, hereby certify that the foregoing was filed via this Court's Electronic Case Filing system, which will cause a copy of the this filing to be forwarded to all counsel of record.

Date: October 23, 2017

/s/ Megan Jeanne
Megan Jeanne